Exhibit 1.1

Execution Version

PURCHASE AGREEMENT

October 14, 2021

BOFA SECURITIES, INC.

    As Representative of the Initial Purchasers

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. ARKO Corp., a Delaware corporation (the “Company”), proposes to issue and sell to BofA Securities, Inc. (“BofAS”) and the other several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $450 million aggregate principal amount of the Company’s 5.125% Senior Notes due 2029 (the “Notes”). BofAS has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued pursuant to an indenture, to be dated as of October 21, 2021 (the “Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), between the Company and the Depositary.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees thereof are herein collectively referred to as the “Securities.”

This Purchase Agreement (“Agreement”), the DTC Agreement, the Securities, and the Indenture are collectively referred to herein as the “Transaction Documents.”

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may be resold or otherwise transferred, after the date hereof, only if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum, dated October 12, 2021 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated October 14, 2021 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed (but not furnished) by the Company under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and specifically incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed (but not furnished) by the Company under the Exchange Act after the Time of Sale and specifically incorporated by reference in the Final Offering Memorandum.

The Company hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to the accuracy of, and compliance by the Initial Purchasers with, the representations and warranties set forth in Section 2 hereof and with the applicable procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, to qualify the Indenture under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the applicable offering restrictions set forth in Regulation S.

(c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities of the Company listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be, it being understood and agreed that the only such written information consists of the information as set forth in Section 8(b) hereof. The Pricing Disclosure Package contains (or incorporates by reference), and the Final Offering Memorandum will contain (or incorporate by reference), all the required information specified in, and meeting the requirements of, Rule 144A. The Company and the Guarantors have not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e) Company Additional Written Communications.    Neither the Company, the Guarantors nor any of their agents and representatives has prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company and the Guarantors or their agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication, it being understood and agreed that the only such written information consists of the information as set forth in Section 8(b) hereof.

(f) Incorporated Documents. The documents incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(h) The DTC Agreement. The DTC Agreement has been duly authorized and, on or prior to the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(i) Authorization of the Notes and the Guarantees. The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture in all material respects, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date when issued will be in the form contemplated by the Indenture in all material respects and will have been duly authorized by the Guarantors for issuance pursuant to this Agreement and the Indenture; and the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(j) Authorization of the Indenture. The Indenture has been duly authorized by the Company and the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and, when duly executed and delivered in accordance with its terms by the Trustee, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k) Description of the Transaction Documents. The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(l) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could, individually or in the aggregate, reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, management, business, or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred, any material liability or obligation, indirect, direct or contingent (other than in the ordinary course of business), nor, entered into any material transaction or agreement (other than any material liability or obligation, indirect, direct or contingent in the ordinary course of business); and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(m) Independent Accountants. Grant Thornton LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included or incorporated by reference in the Offering Memorandum is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by Grant Thornton LLP to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

(n) Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, included or incorporated by reference in the Offering Memorandum present fairly, in all material respects, the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods presented, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions “Summary–Summary Historical Financial Data” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The statistical and market-related data and forward-looking statements included in the Offering Memorandum are based on or derived from sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly present the information called for in all material respects and have been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing or equivalent status under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of each of the Company and the Guarantors, to enter into and perform its obligations under each of the Transaction Documents to which it is a party. Each of the Company and each subsidiary is duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other ownership interest of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in the Offering Memorandum. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit A hereto.

(p) Capitalization and Other Capital Stock Matters. At June 30, 2021, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization”.

(q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company’s (A) Amended and Restated Credit Agreement by and among GPM Petroleum LP, Capital One, National Association, Keybank National Association and Santander Bank, N.A., dated as of July 15, 2019 (as amended by that certain Increase Agreement and Amendment, dated as of March 31, 2020), (B) Third Amended, Restated and Consolidated Revolving Credit and Security Agreement by and among PNC Bank, National Association and GPM Investments, LLC and certain of its subsidiaries, dated as of February 28, 2020 (as amended through April 30, 2021, the “GPM PNC Facility”), (C) Term Loan and Security Agreement by and between PNC Bank, National Association and GPM Petroleum LP, dated as of January 12, 2016 (as amended by that certain First Amendment, dated November 17, 2017, that certain Second Amendment, dated as of December 22, 2017, that certain Third Amendment, dated as of July 15, 2019 and that certain Fourth Amendment, dated April 1, 2020) and (D) Second Amended, Restated and Consolidated Credit Agreement by and among GPM Investments, LLC, the other subsidiaries of the Company party thereto, and M&T Bank, dated as of June 24, 2021 (the “M&T Credit Agreement”) (each of the agreements described in clauses (A) through (D) above, the “Existing Debt Agreements”, as amended on the Closing Date by the applicable Existing Debt Agreement Amendments (as defined herein)), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”) or (iii) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for such Defaults or violations as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors party thereto, and the issuance and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate or other action and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company, any Guarantor or any significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act), (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary, except, in the case of clauses (ii) and (iii) above, for such events as described therein that would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors to the extent a party thereto, or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(r) No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries and any such action, suit or proceeding, if determined adversely to the Company or such subsidiary, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s and the Guarantors’ knowledge, is threatened or imminent, which in either case could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(s) Intellectual Property Rights. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) the Company and its subsidiaries own, or possess the right to use, all trademarks, trade names, patents, copyrights, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) used in the operation of their respective businesses without infringing on the rights of third parties, (ii) neither the Company nor any of its subsidiaries has received notice of any claim or allegation that they are infringing, misappropriating, diluting or otherwise violating the Intellectual Property rights of any other Person, (iii) no Person is infringing, misappropriating, diluting or otherwise violating any Intellectual Property of the Company or any of its subsidiaries, and (iv) to the knowledge the Company, the Intellectual Property owned by the Company and its subsidiaries is valid and enforceable.

(t) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate their respective properties and to conduct their respective businesses, except where failure to obtain such certificate, authorization or permit could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(u) Title to Properties. The Company and each of its subsidiaries has good and valid title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(n) hereof, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as reflected in such financial statements or otherwise as disclosed in the Offering Memorandum and except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made and as described in the Offering Memorandum of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(v) Tax Law Compliance. The Company and its subsidiaries have filed or have caused to be filed all material income and all other material tax returns, domestic and foreign, required to be filed by them, have paid or have caused to be paid all material amounts of taxes and assessments payable by it that have become due and payable, other than those that are being contested in good faith by appropriate proceedings with respect to which the Company or its subsidiaries thereof have maintained adequate charges, accruals, and reserves in accordance with GAAP. No material tax lien has been filed, and, to the knowledge of the Company and its subsidiaries, no claim is being asserted, or could not reasonably be expected to be asserted with respect to any material amount of tax.

(w) Company and Guarantors Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). Neither the Company nor any Guarantor is, or after receipt of payment for the Securities and the application of the proceeds as described in the Offering Memorandum will be required to be registered as an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to registration under the Investment Company Act.

(x) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, flood and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. For the past five years, neither of the Company nor any subsidiary has been denied any material insurance coverage which it has sought or for which it has applied.

(y) No Price Stabilization or Manipulation. None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(z) Solvency. On the Closing Date, immediately after giving effect to the issuance of the Securities and the use of proceeds therefrom in the manner described under the caption “Use of Proceeds” in the Offering Memorandum, each of the Company and the Guarantors will be Solvent. As used herein, the term “Solvent” means, respect to any person, on a particular date, that (i) the sum of such person’s debt (including contingent liabilities) does not exceed the present fair saleable value, measured on a going-concern basis of such person’s present assets, (ii) such person’s capital is not unreasonably small in relation to its business as contemplated on such date, (c) the present fair salable value of the assets (on a going concern basis) of such person is greater than the amount that will be required to pay the probable liability of the debts (including contingent liabilities) of such person as they become absolute and matured in the ordinary course and (d) such person has not incurred and does not intend to incur debts including current obligations beyond its ability to pay such debts as they become due in the ordinary course of business. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

(aa) Compliance with Sarbanes-Oxley. The Company and its subsidiaries and their respective officers and directors are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(bb) Company’s Accounting System. The Company and its subsidiaries maintain a system of accounting controls that is in compliance in all material respects with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system. Since the date of the latest audited financial statements included in the Offering Memorandum, the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involved management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(dd) Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ee) Compliance with and Liability Under Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i)(A) the Company and each of its subsidiaries are, and have been, in compliance with all Environmental Laws and have no knowledge of any existing facts or circumstances that could reasonably be expected to result in any such noncompliance or require new or increased capital or operating expenditures to maintain compliance with Environmental Laws, (B), the Company and its subsidiaries have obtained and are, and have been, in compliance with all permits, registrations, approvals, certificates, licenses and other authorizations required under Environmental Laws to operate their respective businesses as currently conducted, (C) neither the Company nor any of its subsidiaries has received, or has become subject to, any pending Environmental Claim or other liability under any Environmental Law, has received notice of any threatened Environmental Claim or other liability under any Environmental Law or has knowledge of any existing facts or circumstances that are reasonably likely to lead to the assertion of any such Environmental Claim or becoming subject to such liability, and (D) neither the Company nor its subsidiaries has assumed, undertaken, provided any indemnity with respect to, or otherwise become subject to, any liability of any other Person relating to Environmental Laws or Hazardous Materials; (ii) neither the Company nor any of its subsidiaries has (A) treated, stored, transported, generated, released, manufactured, disposed of, arranged for or permitted the disposal of, handled or exposed any person to any Hazardous Materials, in violation of Environmental Laws, including at or from any currently or formerly owned or operated real property or facility relating to its business, or (B) owned or operated any property or facility contaminated by any Hazardous Materials.

For purposes of this Agreement, “Environmental Law” means any law in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, regulating, relating to or imposing liability or standards of conduct concerning pollution, the preservation or protection of the environment, natural resources or human health (including employee health and safety), or the generation, manufacture, use, labeling, treatment, storage, handling, transportation or release of, or exposure to Hazardous Materials. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by the Company or its subsidiaries (a) in the ordinary course of such person’s business or (b) as required in connection with a financing transaction, audit, or an acquisition or disposition of real estate) or proceedings (“Claims”) resulting from, arising under or relating in any way to any Environmental Law, including, but not limited to, (i) any Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial, investigatory, monitoring or other actions or damages pursuant to any applicable Environmental Law, (ii) any Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the release or threatened release of Hazardous Materials or arising from alleged injury or threat of injury from the release or threatened release of Hazardous Materials, and (iii) any Claims relating to any violation of, or liability under, any Environmental Law. “Hazardous Materials” means any material, substance or waste that is listed, regulated, or otherwise defined as hazardous, toxic, radioactive, a pollutant or a contaminant (or words of similar regulatory intent or meaning) under applicable Environmental Law, or which could give rise to liability under any Environmental Law, including but not limited to petroleum (including crude oil or any fraction thereof), petroleum by-products, toxic mold, polychlorinated biphenyls, urea-formaldehyde insulation, per and polyfluoroalkyl substances, asbestos or asbestos-containing material, flammable or explosive substances, or pesticides.

(ff) ERISA Compliance. (i) Each Plan (as defined below) is in compliance with the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder (“ERISA”), the U.S. Internal Revenue Code of 1986 (as amended, the “Code”) and any other applicable law except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (ii) no event described in Section 4043 of ERISA and the regulations thereunder (excluding any such event for which the notice requirement has been waived) has occurred (or is reasonably likely to occur) with respect to any Pension Plan (as defined below); (iii) no Multiemployer Plan (as defined below) is insolvent or in endangered or critical status within the meaning of Section 432 of the Code (or is reasonably likely to be insolvent), and no written notice of any such insolvency has been given to the Company or any of its subsidiaries or, to the knowledge of the Company and its subsidiaries, any ERISA Affiliate; (iv) no Pension Plan is, or is reasonably expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (v) no Pension Plan has failed to satisfy the minimum funding standard of Section 412 of the Code or Section 302 of ERISA (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) (or is reasonably likely to do so); (vi) no failure to make any required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure of the Company or any of its subsidiaries or, to the knowledge of the Company or any of its subsidiaries, any ERISA Affiliate to make any required contribution to a Multiemployer Plan when due has occurred; (vii) neither the Company nor any of its subsidiaries, or, to the knowledge of the Company or any of its subsidiaries, any ERISA Affiliate has incurred (or is reasonably expected to incur) any liability to or on account of a Pension Plan or a Multiemployer Plan pursuant to Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or has been notified in writing that it will incur any liability under any of the foregoing Sections with respect to any Pension Plan or Multiemployer Plan; and (viii) no proceedings have been instituted (or are reasonably likely to be instituted) to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan, and no written notice of any such proceedings has been given to the Company or any of its subsidiaries, or, to the knowledge of the Company or any of its subsidiaries, any ERISA Affiliate. No Lien imposed under the Code or ERISA on the assets of the Company or any of its subsidiaries, or, to the knowledge of the Company or any of its subsidiaries, any ERISA Affiliate on account of a Pension Plan or Multiemployer Plan exists (or is reasonably likely to exist) nor have the Company and its subsidiaries or, to the knowledge of the Company and its subsidiaries, any ERISA Affiliate been notified in writing that such a Lien will be imposed on the assets of the Company or its subsidiaries, or any ERISA Affiliate on account of any Pension Plan or Multiemployer Plan. No material liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA has been, or is reasonably expected to be, incurred by the Company or any of its subsidiaries.

“Plan” means each employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, that is sponsored, maintained or contributed to by the Company or any of its subsidiaries. “ERISA Affiliate” means each person (as defined in Section 3(9) of ERISA) that, together with the Company and its subsidiaries thereof is treated as a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Sections 302 and 303 of ERISA and Sections 412 and 430 of the Code, within the meaning of Section 414(b), (c), (m) or (o) of the Code. “Multiemployer Plan” means any multiemployer plan, as defined in Section 4001(a)(3) of ERISA, as to which the Company or any of its subsidiaries has any obligation or liability, contingent or otherwise, including in connection with any affiliation with an ERISA Affiliate. “Pension Plan” means any single-employer plan, as defined in Section 4001(a)(15) of ERISA, and subject to Title IV of ERISA or Section 412 of the Code or Section 302 or 303 of ERISA, that is sponsored, maintained or contributed to by the Company or any of its subsidiaries or in respect of which the Company or any of its subsidiaries has any obligation or liability, contingent or otherwise, including in connection with any affiliation with an ERISA Affiliate.

(gg) Compliance with Labor Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s and the Guarantors’ knowledge, threatened, against the Company or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the best of the Company’s and the Guarantors’ knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(hh) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, member or stockholder of the Company or any Affiliate of the Company, on the other hand, which is required by Item 404 of Regulation S-K to be disclosed in a registration statement on Form S-1 which is not so disclosed or incorporated by reference in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any Affiliate of the Company or any of their respective family members.

(ii) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the U.K. Bribery Act of 2010 (the “Bribery Act”), or any other applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA or other applicable anti-bribery or anti-corruption law) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or other applicable anti-bribery or anti-corruption law, and the Company, its subsidiaries and, to the knowledge of the Company and the Guarantors, its Affiliates have conducted their businesses in compliance with the FCPA, the Bribery Act, and the other applicable anti-bribery or anti-corruption laws, and have instituted and maintain, and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(jj) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened.

(kk) No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or Affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) that is currently the target or subject of any sanctions administered or enforced by the U.S. government, including without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the offering and sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund or facilitate any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions, or is in Cuba, Iran, Syria, North Korea, Crimea, or in any other country or territory, that, at the time of such funding or facilitation, is the subject or target of Sanctions, or (ii) in any other manner that will result in a violation by any Person (including any Person participating in the offering and sale of the Notes, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company, the Guarantors, and their respective subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, and will not engage in any dealings or transactions with any Person that, at the time of such dealing or transaction, is or was the subject or target of Sanctions or with or in any country or territory that is or was the target or subject of Sanctions.

(ll) Cybersecurity. (A) There has been no material security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s, the Guarantors’ and their respective subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company, the Guarantors and their respective subsidiaries, and any such data processed or stored by third parties on behalf of the Company, the Guarantors and their respective subsidiaries), equipment or technology (collectively, “IT Systems and Data”); (B) neither the Company, the Guarantors, nor their respective subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could, individually or in the aggregate, reasonably be expected to result in, any material security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; and (C) the Company, the Guarantors and their respective subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company, the Guarantors and their respective subsidiaries are presently in compliance in all material respect with all applicable laws, statutes, rules, regulations, and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(mm) Regulation S. The Company, the Guarantors and their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Company is a “reporting issuer”, as defined in Rule 902 under the Securities Act.

(nn) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from making any other distribution on such subsidiary’s capital stock or equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Pricing Disclosure Package and Final Offering Memorandum or arising under applicable laws relating to the repatriation of funds to the United States by non-U.S. subsidiaries.

Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and, subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 98.75% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b) The Closing Date. Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made virtually at 9:00 a.m. New York City time, on October 21, 2021, or such other time and date as BofAS shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which BofAS may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to BofAS for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the aggregate amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as BofAS shall reasonably designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i) it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;

(ii) it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

(iii) it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

SECTION 3. Additional Covenants. Each of the Company and the Guarantors, jointly and severally, further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement except as contemplated below, in which case the Company shall have previously furnished a copy of such proposed amendment or supplement to BofAS and BofAS shall not have reasonably objected. The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least one business day prior to the proposed use or filing, and shall not have reasonably objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the reasonable judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), file with the Commission (solely with respect to documents incorporated by reference in the Final Offering Memorandum, as amended or supplemented) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereby are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Company and the Guarantors shall use their reasonable best efforts to reasonably cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. Notwithstanding the foregoing, none of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or other entity or as a dealer in securities or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation or other entity. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof as soon as reasonably practicable.

(e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Notes sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis (including as may be extended pursuant to Rule 12b-25 under the Exchange Act), with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Company will not, without the prior written consent of BofAS (which consent may be withheld at the sole discretion of BofAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement).

(i) [Reserved].

(j) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company or its Affiliates of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Regulation S thereunder or otherwise make unavailable the safe harbor provided by Rule 144A thereunder.

(k) No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will, and will cause all such Affiliates to, use its and their respective commercially reasonable best efforts to cause all such other persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(l) No Restricted Resales. The Company will not, and will not permit any of its Affiliates to resell any of the Notes that have been reacquired by any of them.

(m) Legended Securities. Each certificate for a Note will bear the legend contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum. The Representative, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Company and the Guarantors, jointly and severally, agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution (including any form of electronic distribution) of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, as agreed between the Company and the Trustee, in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers up to $15,000 in connection with the review by FINRA, if any, of the terms of the sale of the Securities (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement. (x) all fees and expenses in connection with the Existing Debt Agreement Amendments (as defined in Section 5(h)) and (xi) all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel incurred in connection with the offering and sale of the Notes hereby.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Grant Thornton LLP, the independent registered public accounting firm for the Company, a customary “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountant a customary “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date.

(b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act.

(c) Opinion of Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Greenberg Traurig, P.A. and Greenberg Traurig, LLP, counsel for the Company, dated as of such Closing Date, in form and substance reasonably acceptable to the Representative.

(d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Latham & Watkins LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) each of the Company and the Guarantors has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Indenture. The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.

(g) Payoff Letter. On the Closing Date, the Initial Purchasers shall have received a copy of the payoff letter or other evidence of termination or retirement for the existing indebtedness under that certain Credit Agreement by and among GPM Investments, LLC, Ares Capital Corporation, Ares Capital Management LLC, dated as of February 28, 2020, as amended on April 27, 2020 and May 27, 2020 (the “Ares Credit Agreement”), and of release and termination of the liens securing such indebtedness and guarantees in respect of such indebtedness (it being understood, for the elimination of doubt, that only an executed payoff letter is required pursuant to this Section 5(g) and that copies of UCC-3 termination statements and documentation evidencing the release of liens granted under the Ares Credit Agreement with the U.S. Patent and Trademark Office and equity pledged by the Company and its subsidiaries under the Ares Credit Agreement shall not be required).

(h) Existing Debt Agreement Amendments. On the Closing Date, the Initial Purchasers shall have received copies of each amendment to the GPM PNC Facility and to the M&T Credit Agreement (the “Existing Debt Agreement Amendments”).

(i) Certificate of Chief Financial Officer. On the date hereof, the Initial Purchasers shall have received a certificate from the Chief Financial Officer of the Company certifying as to certain financial matters set forth therein and, on the Closing Date, the Initial Purchasers, shall have received a “bring-down” to such certificate, in each case, in form and substance reasonably satisfactory to the Initial Purchasers.

(j) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company and the Guarantors, jointly and severally, agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Each such offer or sale shall be made only to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Company shall ensure that the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT MADE AVAILABLE BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES

ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT MADE AVAILABLE BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE SAFE HARBOR PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by any such Subsequent Purchaser.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or is otherwise permitted under Section 8(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out or is based upon any untrue statement or alleged untrue statement of a material fact contained in the

Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BofAS) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser ), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Company, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the

Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the (i) the paragraph under the subcaption “Commissions and Discounts”, (ii) the third and fourth sentences under the subcaption “New Issue of Notes” and (iii) the three paragraphs under the subcaption “Short Positions”, in each case under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than the reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), which shall be selected by BofAS (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by, and in accordance with, this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) the indemnifying party is obligated to provide such reimbursement pursuant to this Section 8, (ii) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and more than 30 days after receipt by such indemnifying party of a notice from the indemnified party that it intends to enter into a settlement, with the details of such settlement, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, affiliate, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s or any of its subsidiaries’ securities shall have been suspended or limited by the Commission or by the Nasdaq, other U.S. exchange or in any over the counter market or trading in securities generally on either the Nasdaq or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in either United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; or (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their officers, directors, affiliates, agents, or any controlling person or other person referred to in Section 8, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered, facsimiled or emailed and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

BofA Securities, Inc.

1540 Broadway, 26th Floor

New York, New York 10036

Facsimile: 212-901-7897

Attention: High Yield Legal Department

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, New York 10020

Facsimile: (212) 906-1200

Attention: Stelios Saffos and Andrew Baker

If to the Company or the Guarantors:

ARKO Corp.

8565 Magellan Parkway, Suite 400

Richmond, Virginia 23227

Email: MBricks@gpminvestments.com

Attention: Maury Bricks, General Counsel and Secretary

with a copy (which shall not constitute notice) to:

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue,

Suite 4400

Miami, FL 33131

Facsimile: (305) 961-5589

Email: altmand@gtlaw.com

Attention: Drew M. Altman

Any party hereto may change the address, facsimile number or email address for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and, solely with respect to Sections 8 and 9 hereof, to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by BofAS on behalf of the Initial Purchasers, and any such action taken by BofAS shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(a) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

(b) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amounts of Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination (provided, that, neither the Company nor any Guarantor shall have any obligation to reimburse any defaulting Initial Purchaser pursuant to Sections 4 or 6 hereof). In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected. Notwithstanding anything to the contrary contained herein, no action taken pursuant to this Section 17 (including any termination of this Agreement resulting therefrom) shall relieve any defaulting Initial Purchaser from liability in respect of its default.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty with respect to the transactions contemplated hereunder.

SECTION 19. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 19, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 20. Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and addresses of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

SECTION 21. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. Delivery of an executed Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ARKO Corp.

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

ARKO 21, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

ARKO CONVENIENCE STORES, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

HAYMAKER ACQUISITION CORP. II

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

ADMIRAL PETROLEUM COMPANY

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

ADMIRAL PETROLEUM II, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

ADMIRAL REAL ESTATE I, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

COLONIAL PANTRY HOLDINGS, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

FLORIDA CONVENIENCE STORES, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM INVESTMENTS, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM1, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM2, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM3, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM4, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM5, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM6, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM8, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM9, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM EMPIRE, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM RE, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM SOUTHEAST, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM MIDWEST, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM APPLE, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM MIDWEST 18, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM GAS MART REALTY CO, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

GPM WOC HOLDCO, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

MARSH VILLAGE PANTRIES, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

MOUNTAIN EMPIRE OIL COMPANY

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

MUNDY REALTY, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

NEXT DOOR GROUP LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

NEXT DOOR OPERATIONS, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

NEXT DOOR RE PROPERTY, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

PANTRY PROPERTY, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

VILLAGE PANTRY, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

VILLAGE PANTRY SPECIALTY HOLDING LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

VILLAGE PANTRIES MERGER SUB, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

VILLAGE VARIETY STORE OPERATIONS, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

VIVA PANTRY AND PETRO OPERATIONS, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

WOC SOUTHEAST HOLDING CORP.

By:	/s/ Arie Kotler
Name: Arie Kotler
Title: Chief Executive Officer

By:	/s/ Don Bassell
Name: Don Bassell
Title: Chief Financial Officer

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BOFA SECURITIES, INC.

Acting on behalf of itself

and as the Representative of

the several Initial Purchasers

By:	/s/ Alexander Bavifard
Alexander Bavifard
Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
BofA Securities, Inc.	$292,500,000
Capital One Securities, Inc.	$58,500,000
KeyBanc Capital Markets Inc.	$22,500,000
Santander Investment Securities Inc.	$22,500,000
Citizens Capital Markets, Inc.	$9,000,000
Raymond James & Associates, Inc.	$9,000,000
Fifth Third Securities, Inc.	$9,000,000
M&T Securities, Inc.	$9,000,000
PNC Capital Markets LLC	$9,000,000
Truist Securities, Inc.	$9,000,000
Total	$450,000,000

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Annex I-1

Exhibit A

Entity	Guarantor Status
ARKO 21, LLC	Yes
Arko Convenience Stores, LLC	Yes
Haymaker Acquisition Corp. II	Yes
Admiral Petroleum Company	Yes
Admiral Petroleum II, LLC	Yes
Admiral Real Estate I, LLC	Yes
Broyles Hospitality, LLC	No
Colonial Pantry Holdings, LLC	Yes
E Cig Licensing, LLC	No – dormant, holds trademark we are letting lapse
Financial Express Money Order Company, LLC	No – dormant, former money order company, retained for escheat purposes
Florida Convenience Stores, LLC	Yes
GPM Investments, LLC	Yes
GPM1, LLC	Yes
GPM2, LLC	Yes
GPM3, LLC	Yes
GPM4, LLC	Yes
GPM5, LLC	Yes
GPM6, LLC	Yes
GPM7, LLC	No – dormant, former money order company, retained for escheat purposes
GPM8, LLC	Yes
GPM9, LLC	Yes
GPM Empire, LLC	Yes
GPM RE, LLC	Yes
GPM Southeast, LLC	Yes
GPM Midwest, LLC	Yes
GPM Petroleum GP, LLC	No – MLP entity
GPM Petroleum LP1	No – MLP entity
GPM Petroleum, LLC	No – MLP entity
GPM Apple, LLC	Yes
GPM Midwest 18, LLC	Yes
GPM Gas Mart Realty Co, LLC	Yes
GPM WOC Holdco, LLC	Yes
LSF5 Cavalier Investments, LLC	No – dormant
Marsh Village Pantries, LLC	Yes
Mountain Empire Oil Company	Yes

[1]	0.28% currently owned by an unrelated third party.

Exhibit A

Mundy Realty, LLC	Yes
Next Door Group LLC	Yes
Next Door Operations, LLC	Yes
Next Door RE Property, LLC	Yes
Palm Food Stores, LLC	No – dormant
Pantry Property, LLC	Yes
Village Pantry, LLC	Yes
Village Pantry Specialty Holding LLC	Yes
Village Pantries Merger Sub, LLC	Yes
Village Variety Store Operations, LLC	Yes
Virginia Oil Company LLC	No – dormant
Viva Pantry and Petro Operations, LLC	Yes
WOCSC, LLC	No – dormant
WOC Southeast Holding Corp.	Yes
Worsley Operating Company, LLC	No – dormant
Arko Holdings Ltd.	No – non-U.S. (Israeli)
ARKO Real Estate (Israel) LTD	No – non-U.S. (Israeli)
Arko Properties (Israel) Limited Partnership	No – non-U.S. (Israeli)
Ligad Investments and Building LTD.	No – non-U.S. (Israeli) (50%)
A.C.S. Stores Ltd.	No – non-U.S. (Israeli)
KMG Whitestone, LLC	No – dormant, sub of Arko Holdings unrelated to GPM business (80.7%)
PKM Whitestone, LLC	No – dormant, sub of Arko Holdings unrelated to GPM business
GML Whitestone, LLC	No – dormant, sub of Arko Holdings unrelated to GPM business
Arko 86th Street LLC	No – dormant, sub of Arko Holdings unrelated to GPM business (50%)
Arko MB LLC	No – dormant, sub of Arko Holdings unrelated to GPM business
Arko RWO LLC	No – dormant, sub of Arko Holdings unrelated to GPM business
Arko SC LLC	No – dormant, sub of Arko Holdings unrelated to GPM business
Arko IDH LLC	No – dormant, sub of Arko Holdings unrelated to GPM business 75%
Dirad Technologies (1999) Ltd	No – non-U.S. (Israeli) (in voluntary dissolution process)
Leader Investments & Securities (1996) Ltd.	No – non-U.S. (Israeli) (in voluntary dissolution process)
ARKOMD LLC	No – dormant, sub of Arko Holdings unrelated to GPM business

Exhibit A